         EXCHANGE AGREEMENT and REGULATION S OFFSHORE TRANSACTION

Any interest in the VISTA TECHNOLOGIES INC. securities subscribed to hereunder may be resold within the jurisdiction of the United States or to U.S. Persons [as defined in Rule 902(o) of Regulation S under the United States Securities Act of 1933 ("Securities Act")] by or for the account of any party to this Agreement only: (i) pursuant to a registration statement under the Securities Act; or (ii) pursuant to an applicable exemption, if any, from such registration. The resale of VISTA TECHNOLOGIES INC. securities under Rule 903 of Regulation S and other regulations under the Securities Act, if applicable, is prohibited before the expiration of any restricted period required by Rule 903 of Regulation S, which restricted period cannot commence until all securities included in this offering have been sold and fully paid for.


  This EXCHANGE AGREEMENT (the "Agreement") dated as of July 18, 1996 by and between:

  VISTA TECHNOLOGIES INC., a Nevada corporation ("VISTA") with its principal office at 1250 Oakmead Parkway, Suite 210, Sunnyvale,
  California  94086-3599; and

  REFRACTIVE SERVICES-800 INC., a company organized under the laws of the Republic of Panama ("RSINC"), with offices at Statenhof Building, Reaal 5-V, P.O. Box 4, 2350 AA Leiderdorp, The Netherlands.

  1.    EXCHANGE OF SERIES A CONVERTIBLE PREFERRED SHARES IN VISTA LASER
CENTERS ENTITIES FOR VISTA SECURITIES.   Effective as of the date of this
Agreement, RSINC hereby agrees to sell, transfer and assign to VISTA the following shares of 10% Series A Cumulative Convertible Preferred Stock (herein collectively called the "VLC Preferred Shares") solely in exchange for the issuance and delivery to RSINC by VISTA of Five Hundred Twenty Thousand (520,000) shares of common stock in VISTA (the "VISTA Common Shares"):

                                                                             Original Cost
  Corporation                           VLC Preferred Shares                 (U.S. funds)
- -----------------------------------            ----------------------------          --------------
Vista Laser Centers of Michigan, Inc.   100,000 shares Series A Preferred    $100,000 cash
Vista Laser Centers of the Southwest, Inc.     100,000 shares Series A Preferred     $100,000 cash
Vista Laser Centers of the Northwest, Inc.     100,000 shares Series A Preferred     $120,000 cash
Vista Laser Centers of the Pacific, Inc.       100,000 shares Series A Preferred     $100,000 cash
Vista Laser Centers Metro, Inc.         100,000 shares Series A Preferred    $100,000 cash


  1.1.  RSINC shall deliver the VLC Preferred Shares to VISTA by causing five original copies of a stock power in the form of EXHIBIT A attached hereto to be duly executed and delivered to VISTA within 30 days of the date of this Agreement. VISTA is authorized to present the executed stock powers and a copy of this Agreement to authorized officers of each of the Vista Laser Centers corporations, which shall constitute full authority for a stock certificate evidencing the VLC Preferred Shares in the respective corporation currently owned by RSINC to be transferred on their books and records into the
name of VISTA.   RSINC represents and warrants to VISTA that RSINC is the sole record and beneficial owner of the VLC Preferred Shares, and has good and marketable title thereto and the absolute right to sell, assign, transfer and deliver the same to VISTA, free and clear of all adverse claims of any kind except for those certain lock-up agreements executed by RSINC in favor of Dickinson & Co. conditioned upon initial public offerings of securities.
VISTA acknowledges receipt of a copy of the aforesaid lock-up agreements and agrees to be bound by the provisions thereof as if the same had been executed by VISTA.

  1.2. VISTA shall deliver the VISTA Common Shares to RSINC or its designated nominees who are not U.S. Persons for purposes of Regulation S under the Securities Act of 1933 by delivering to RSINC within 30 days of the date of this Agreement stock certificates evidencing the VISTA Common Shares registered in accordance with the written instructions of RSINC. VISTA represents and warrants to RSINC that all of the VISTA Common Shares issued in accordance with this Agreement, upon receipt of the consideration therefor will be duly authorized, validly issued, fully paid and nonassessable securities of VISTA, and have not and will not be issued in violation of any preemptive, subscription or other right of any person to acquire securities of VISTA.

  1.3.  Within 30 days of the date of this Agreement, RSINC shall cause the bank depositary holding any undisbursed funds remaining from the $520,000 originally invested by RSINC in the VLC Preferred Shares to be transmitted by wire-transfer for the account of such entities to the attorney Trust accounts
of counsel for VISTA.   The amount to be so transferred is accurately stated
on the signature page of this Agreement.

  1.4. Within 30 days from the date of this Agreement, RSINC shall render an accounting to VISTA detailing the amount spent and payee for each disbursement already spent for the accounts of Vista Laser Centers of the Northwest, Vista Laser Centers of the Southwest, Vista Laser Centers of the Pacific and Vista Laser Centers Metro, respectively, from the $420,000 invested in VLC Preferred Shares of those entities. Upon request by VISTA, RSINC will also provide to VISTA photocopies of cancelled checks for such disbursement. VISTA acknowledges it has received a satisfactory accounting the $100,000 originally invested in Series A preferred shares issued by Vista Laser Centers of Michigan, Inc.

  2.    AGREEMENT TO SELL 1,000 SHARES OF COMMON STOCK IN REFRACTIVE
SERVICES 800 CORP. FOR $50,000.   Effective as of the date of this Agreement,
RSINC hereby agrees to sell, transfer and assign to VISTA a total of 1,000 shares of common stock Refractive Services 800 Corp., a Nevada corporation (herein called the "RS-Nev Common Shares"), in exchange for the issuance and delivery to RSINC by VISTA of $50,000 in cash.

  2.1. RSINC shall deliver the RS-Nev Common Shares to VISTA by causing a stock power in the form of EXHIBIT B attached hereto to be duly executed and delivered to VISTA within 30 days of the date of this Agreement. VISTA is authorized to present the executed stock power and a copy of this Agreement to authorized officers of Refractive Services 800 Corp., which shall constitute full authority for a stock certificate evidencing the RS-Nev Common Shares currently owned by RSINC to be transferred on the books and records of
Refractive Services 800 Corp. into the name of VISTA.   RSINC represents and
warrants to VISTA that RSINC is the sole record and beneficial owner of the RS-Nev Common Shares, and has good and marketable title thereto and the absolute right to sell, assign, transfer and deliver the same to VISTA, free and clear of all adverse claims.

        RSINC further represents and warrants that there are no liabilities, debts or other obligations, whether fixed, contingent or otherwise, currently outstanding with respect to Refractive Services 800 Corp. except for certain license agreements between Refractive Services 800 Corp. and various Vista Laser Centers companies which have been organized and sponsored by VISTA and RSINC, as to which RSINC hereby releases all claims.

  2.2. VISTA shall deliver the consideration for the RS-Nev Common Shares to RSINC by delivered good cash funds therefor by wire transfer to the account of RSINC within 30 days of the date of this Agreement.

  3.    INVESTMENT REPRESENTATION BY VISTA.   VISTA acknowledges that the
VLC Preferred Shares and the RS-Nev Common Shares have not been registered under the United States Securities Act of 1933, as amended (the "Securities
Act").   VISTA represents and warrants that it is purchasing all of such securities for its own account for investment and without a view to the resale or other distribution thereof. VISTA acknowledges such securities will be restricted from resale unless such securities are registered for sale in accordance with the Securities Act of 1933 and applicable state laws or an exemption from such registration is available.

  4.    REGULATION S AND OTHER REPRESENTATIONS AND WARRANTIES.

  4.1. The parties acknowledge that VISTA Common Shares to be issued to RSINC hereunder have not been registered under the Securities Act in reliance upon an exemption from registration provided by Regulation S of the Securities Act for an offshore transaction. RSINC represents and warrants that neither RSINC nor any of its officers, directors and shareholders is a U.S. Person as defined in Rule 902(o) of Regulation S ("Regulation S") promulgated under the Securities Act.

  4.2. RSINC has been duly formed and is validly existing as a company in good standing under the laws of the Republic of Panama and does not maintain any offices in the United States. RSINC was not formed for the purpose of investing in Regulation S securities or the securities of VISTA. RSINC is not registered as an issuer under the Securities Act, is not required to be registered with the U.S. Securities and Exchange Commission under the U.S. Investment Company Act of 1940, as amended, and is not a broker or dealer in securities. RSINC is entering into this Agreement and is acquiring VISTA securities hereunder for its own account for investment, and not on behalf of any U.S. Person as defined in Rule 902(o) of Regulation S.

  4.3. RSINC and VISTA covenant and agree that no offer to enter into this Agreement has been made by VISTA to RSINC in the United States. RSINC represents and warrants that at the times of the offer and execution of this Agreement, RSINC was located and resident outside the United States.

  4.4. Neither RSINC, nor any of its affiliates nor any person acting on its behalf or any behalf of any such affiliate, has engaged, or will engage, in any activity undertaken for the purpose of, or that could reasonable be expected to have the effect of, conditioning the markets in the United States for any of the VISTA securities offered hereby, including but not limited to effecting any sale of VISTA common stock through RSINC or any of its affiliates prior to the expiration of any restricted period contained in Regulation S (any such activity being defined herein as a "Directed Selling Effort"). RSINC agrees that all offers and sales of any VISTA securities covered by this Agreement or otherwise owned by RSINC and its affiliates from the date hereof through the expiration of the any restricted period set forth in Rule 903 of Regulation S shall not be made to U.S. Persons or for the account or benefit of U.S. Persons and shall otherwise be made in compliance with the provisions of Regulation S and any other applicable provisions of the Securities Act. RSINC and its representatives have not conducted any Directed Selling Effort as that term is used and defined in Rule 902 of Regulation S and will not engage in any such Directed Selling Effort within the United States through the expiration of any restricted period set forth in Rule 903 of Regulation S.

  4.5. RSINC acknowledges and agrees that following the expiration of any restricted period provided by Rule 903 of Regulation S, any interest in this Agreement or in the VISTA Common Shares may be resold within the jurisdiction of the United States or to U.S. Persons [as defined in Rule 902(o) of Regulation S] by or for the account of RSINC only (i) pursuant to a registration statement under the Securities Act, or (ii) pursuant to an exemption from such registration, if any. RSINC acknowledges it has received a copy of Regulation S, is familiar with and understands the terms thereof, and has had the opportunity to consult with its legal counsel concerning this Agreement and Regulation S.

        RSINC acknowledges that if any transfer of the VISTA Common Shares is to be made in reliance upon an exemption under the Securities Act, the issuer of the securities being so transferred may require an opinion of counsel satisfactory to the issuer that such transfer may be made pursuant to an applicable exemption under the Securities Act. RSINC acknowledges that, so long as appropriate, a legend similar to the following may appear on certificates representing the VISTA Common Shares: "These securities have not been registered under the Securities Act of 1933 and may be reoffered and sold only if registered or if an exemption from such registration is available in the opinion of counsel satisfactory to the issuer."

  4.6. RSINC and its principals have sufficient knowledge and experience in financial and business matters so that RSINC is able to evaluate the merits and risks of its investment in the VISTA Common Shares.

  4.7. RSINC has had an opportunity to ask questions of and to receive answers from one or more of the executive officers of VISTA as RSINC deems necessary in order for RSINC to make an informed decision with respect to this Agreement and its investment in the VISTA Common Shares. RSINC has received complete and satisfactory answers to all such inquiries. RSINC has not received oral or written representations or assurances from VISTA or any representatives of VISTA, other than as set forth in this Agreement.

  4.8. This Agreement has been duly authorized, executed and delivered by RSINC and is a valid and binding agreement enforceable in accordance with its terms, subject only to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general application to or affecting creditors' rights generally and to general principles of equity. RSINC has full power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

  4.9. The execution and delivery of this Agreement, and the consummation of the transactions contemplated herein, do not and will not conflict with or result in a breach by RSINC of any of the terms or provisions of, or constitute a default under, its charter documents, its memorandum or articles of association or incorporation, its by-laws, any action of its directors or shareholders, or any indenture, mortgage, deed of trust or other agreement or instrument to which RSINC is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, regulatory body, administrative agency or other governmental body having jurisdiction over the undersigned or any of its properties or assets.

  4.10.   VISTA further represents and warrants to RSINC as follows:

        (a) VISTA is duly incorporated and validly existing as a corporation in good standing under the laws of the State of Nevada with corporate power to enter into this Agreement and to conduct its business as presently conducted.

        (b) VISTA is a "Reporting Issuer" as defined in Rule 902(l) of Regulation S except that VISTA is delinquent as of the date of this Agreement in filing its Report on Form 10-KSB under the Securities Exchange Act of 1934 ("Exchange Act"); VISTA is not an investment company registered or required to register as such under the United States Investment Company Act of 1940.

        (c)   VISTA's Common Stock is a class of securities registered
under Section 12(g) of the Exchange Act.   VISTA has made available to RSINC
copies of VISTA's last Annual Report on Form 10-KSB filed for its last fiscal year ended March 31, 1995 (the "Form 10-KSB"), all Quarterly Reports on Form 10-QSB filed since such Form 10-KSB, all Current Reports on Form 8-K filed since such 10-KSB, and VISTA's most recent proxy statements to stockholders for meetings of stockholders held subsequent to March 31, 1995.

        (d) VISTA has offered any VISTA securities covered by this Agreement to any persons in the United States nor to any U.S. Person nor to any identifiable group or groups of U.S. citizens in the United States or abroad.

        (e) This Agreement, upon its acceptance by RSINC, has been duly authorized, executed and delivered by VISTA and is a valid and binding agreement enforceable in accordance with its terms, subject only to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general application to or affecting creditors' rights generally and to general principles of equity. VISTA has full power and authority necessary to enter into this Agreement and to perform its obligations hereunder and under the Notes.

        (f) The execution and delivery of this Agreement, and the consummation of the transactions contemplated herein, do not and will not conflict with or result in a breach by VISTA of any of the terms or provisions of, or constitute a default under, its articles of incorporation, its by-laws, any action of its directors or stockholders, or any indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, regulatory body, administrative agency or other governmental body having jurisdiction over the undersigned or any of its properties or assets.

5.      OTHER TERMS AND AGREEMENTS.

  5.1. This Agreement may be executed in one or more counterparts and it is not necessary that the signatures of all parties appear on the same counterpart, but such counterparts together shall constitute but one and the same agreement.

  5.2. The headings of the sections of this Agreement have been inserted for convenience of reference only, and shall not be deemed to be a part of this Agreement.

  5.3. No amendment, waiver or consent with respect to any provision of this Agreement shall in any event be effective, unless the same shall be in writing and signed by the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

  5.4. This Agreement and the documents referred to herein contain the entire understanding among the parties with respect to the subject matter hereof, including without limitation the interest of RSINC in shares of any companies named "Vista Laser Centers" sponsored or to be sponsored by VISTA, and supersede all other agreements, understandings and undertakings among the parties as to such matters.

  5.5. In consideration of this Agreement, RSINC releases and waives any preemptive rights it may have have as a result of any prior agreements between the parties to invest in additional Vista Laser Centers or other corporate entities organized or sponsored by VISTA for any purpose.

  5.6.  Time shall be of the essence of this Agreement.

  IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Agreement to be executed all as of the date first written above.

RSINC certifies that the undisbursed balances of the $520,000 in funds originally invested in VLC Preferred Shares under the control of RSINC as of the date of this Agreement are as follows:

  Corporation                               Undisbursed balance (U.S. funds)
- -------------------------             --------------------------------
Vista Laser Centers of Michigan, Inc.       NONE

Vista Laser Centers of the Southwest, Inc.  $
                                                  -------------------
Vista Laser Centers of the Northwest, Inc.  $
                                                  -------------------
Vista Laser Centers of the Pacific, Inc.          $
                                                  -------------------
Vista Laser Centers Metro, Inc.             $
                                                  -------------------

                                VISTA TECHNOLOGIES INC.

                                By: /s/  Thomas A. Schultz
                                      ---------------------------------
                                      Thomas A. Schultz, President
ATTEST:

/s/  William M. Curtis
- ----------------------------------
William M. Curtis, Secretary

                                REFRACTIVE SERVICES-800, INC.

                                By: /s/  Marcel Jouby
                                      ------------------------------------
                                      Marcel Jouby, President
ATTEST:

/s/  Kerry Lynee O'Rourke
- -----------------------------------
Kerry Lynne O'Rourke, Secretary

